EXHIBIT 99.1

Gold Flora and The Parent Company Complete Transformational Merger

Establishes a leading vertically-integrated operator in California, with 20 retail stores by year end, a dominant portfolio of house brands, and broad state-wide coverage;

Optimized vertical infrastructure, scale, and supply chain to drive gross margin improvements and projected annualized cost savings of approximately $20 to $25 million;

Laurie Holcomb named Chief Executive Officer and Troy Datcher named Chairman of the Board

COSTA MESA, Calif., July 10, 2023 -  Gold Flora Corporation (“Gold Flora” or the “Company”) (NEO: GRAM)  today announced the completion of the previously announced business combination transaction resulting in the combination of TPCO Holding Corp. (“The Parent Company”), a leading consumer-focused California cannabis company, and Gold Flora, LLC, a leading vertically-integrated California cannabis company, in an all-stock merger (the "Business Combination"). The merged entity, which now operates as Gold Flora Corporation, creates a leading portfolio encompassing cultivation, distribution, product brands, and retail and delivery footprint – enabling the business to operate at scale across California and control every aspect of the rapidly evolving supply chain.

“This is a monumental moment for our newly combined team and the California cannabis industry,” said Laurie Holcomb, Chief Executive Officer of Gold Flora. “We are thrilled to begin this next chapter and unify the best of both companies to establish a true market leader. Together, we are strongly positioned to leverage our highly complementary assets and expertise to develop a differentiated portfolio of products that deliver the premier experiences California consumers want.”

Ms. Holcomb continued, “Strategic integration planning is well underway with several opportunities already identified to maximize our combined synergies and execute on our cost-savings plan. With our cultivation, manufacturing, and distribution capabilities, brand building expertise, and expansive retail and delivery footprint, we are now further poised to drive enhanced value to our customers and shareholders. I speak for the entire leadership team when I share how excited we are for the future and eagerly anticipate all we can achieve together.”

“This transformational merger represents a substantial milestone in our journey toward becoming a leading vertically-integrated cannabis company in California,” said Troy Datcher, Chairman of the Board. “Each step we have taken over the past 18 months has helped build a strong foundation for our newly combined company to deliver unique and culturally relevant products and advance our pathway to profitability. With an unwavering focus on customer-centricity and operational excellence, we are determined to drive our shared vision of establishing Gold Flora as a world-class brand builder.”

Mr. Datcher added, “I would like to sincerely thank the teams of both Gold Flora, LLC and The Parent Company for all their hard work and dedication throughout this process. This is a remarkable opportunity which we believe gives us a significant edge to further innovate and shape the future of the industry in the world’s largest cannabis market.”

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Pursuant to the Business Combination, the Parent Company, Stately Capital Corporation and Gold Flora Corporation amalgamated pursuant to a court-approved plan of arrangement under the Business Corporations Act (British Columbia) and continued from British Columbia into the State of Delaware as the Company, and the Company acquired all of the issued and outstanding membership units of Gold Flora, LLC by way of a merger pursuant to the terms and conditions of an agreement and plan of merger. Under the terms of the Business Combination, the former holders of common shares of The Parent Company now own approximately 49%, and the former holders of membership units of Gold Flora now own approximately 51%, of the outstanding common equity of Gold Flora. Shares of the Company will continue to trade on the NEO Exchange under the ticker symbol “GRAM”. Trading of the shares of the Company is expected to resume on the NEO Exchange on July 10, 2023. Shares of the Company will not trade on the OTCQX until an application is filed with and approved by OTC Markets.

Under the terms of the Business Combination, Laurie Holcomb has been named Chief Executive Officer of Gold Flora and Troy Datcher has been named Chairman of the Board. Gold Flora’s Board of Directors will be comprised of seven directors, four of whom were nominated by Gold Flora, LLC, being Laurie Holcomb, Michael W. Lau, Heather Molloy and Jeffery Sears, and three of whom were nominated by The Parent Company, being Troy Datcher (Chairman), Al Foreman and Mark Castaneda.

For further information relating to the Business Combination, please see the news releases previously issued by TPCO, along with TPCO’s proxy statement and management information circular dated May 12, 2023 (as supplemented on June 6, 2023 by way of a Form 8-K Report filed with the United States Securities and Exchange Commission ("SEC")) (collectively, the "Proxy Statement"), a copy of which is available under the  Company's profile on SEDAR (www.sedar.com) and on the SEC's website at http://www.sec.gov.

Advisors

Dorsey & Whitney LLP, Bennett Jones LLP, and Stuart Kane LLP served as legal counsel to Gold Flora Company. Clarus provided an independent fairness opinion to Gold Flora. Dentons Canada LLP and Paul Hastings LLP served as legal counsel to The Parent Company. Hyperion served as financial advisor to The Parent Company and provided a fairness opinion to the Board of Directors of The Parent Company (the "TPCO Board"). INFOR Financial provided an independent fairness opinion to the TPCO Board and the Special Committee of the TPCO Board.

About Gold Flora

Gold Flora is a female-led company that owns and operates a robust portfolio of cannabis brands, companies, and retail dispensaries throughout the State of California. Its retail operations include King's Crew in Long Beach, Airfield Supply Company in San Jose, and the Higher Level chain serving Hollister and Seaside.

Gold Flora has an approximate 200,000 square-foot cannabis campus – that has the ability to scale to 620,000 square feet – located in Desert Hot Springs, California, where it houses the company's indoor cultivation, manufacturing, and extraction facilities, as well as its own distribution company. With hubs throughout the state, the company sells and distributes for many prominent brands, including their own premium lines of Gold Flora, Roll Bleezy, Sword & Stoned, Aviation Cannabis and Jetfuel Cannabis products.

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Gold Flora's mission is to provide the highest quality, fully tested, legal cannabis products in California. The company was built on a foundation of trust, transparency, and high ethical standards. It is also one of the few cannabis companies that is both vertically integrated and woman-led and operated.

For the latest news, activities, and media coverage, please visit www.goldflora.com.

About The Parent Company

The Parent Company is a leading consumer-focused, vertically integrated cannabis company with twelve retail locations, one delivery hub and a curated product portfolio, including Monogram, Caliva, Mirayo by Santana and Cruisers.

The Parent Company is committed to leveraging its status to help build a more equitable cannabis industry. Its social equity venture fund aims to eliminate systematic barriers to entry and provide minority entrepreneurs with meaningful participation, growth, and leadership opportunities in the multibillion-dollar legal cannabis industry.

References to information included on, or accessible through, websites and social media platforms do not constitute incorporation by reference of the information contained at or available through such websites or social media platforms, and you should not consider such information to be part of this press release.

Forward Looking Statement

This press release contains "forward-looking information" within the meaning of applicable Canadian securities legislation and that constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to each party's expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Gold Flora's expected financial condition and performance, the combined operations and prospects of Gold Flora, LLC and The Parent Company, the current and projected market, and growth opportunities and synergies for the combined company. Words such as "expects", "continue", "will", "anticipates" and "intends" or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward–looking statements are based on Gold Flora's current projections and expectations about future events and financial trends that it believes might affect its financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by it in light of the experience and perception of historical trends, current conditions and expected future developments and other factors it believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading "Risk Factors Relating to the Transaction" in the Proxy Statement), the risks discussed under the heading "Risk Factors" in The Parent Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 29, 2023, as updated by the information under the heading "Risk Factors" in The Parent Company's subsequently filed Form 10-Qs and other documents filed by The Parent Company with Canadian and U.S. securities regulatory authorities on SEDAR and EDGAR, respectively. Although Gold Flora believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Gold Flora does not assume any obligation to update or revise any forward-looking information or statements contained herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

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Caution Regarding Cannabis Operations in the United States

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. Cannabis remains a Schedule I drug under the U.S. Controlled Substances Act, making it illegal under federal law in the United States to, among other things, cultivate, distribute, or possess cannabis in the United States. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable U.S. federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal proceeding which may be brought against the Company. The enforcement of federal laws in the United States is a significant risk to the business of the Company and any proceedings brought against the Company thereunder may adversely affect the Company’s operations and financial performance.

Investor Contact:

ir@goldflora.com

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